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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of the earliest event reported): NOVEMBER 27, 2006

                                  RADNET, INC.
             (Exact Name of Registrant as Specified in Its Charter)

          NEW YORK                    0-19019                  13-3326724
(State or Other Jurisdiction        (Commission               (IRS Employer
      of Incorporation)            File Number)            Identification No.)

                               1510 COTNER AVENUE
                          LOS ANGELES, CALIFORNIA 90025
               (Address of Principal Executive Offices) (Zip Code)

                                 (310) 478-7808
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 7.01   REGULATION FD DISCLOSURE

     The information included the appended press release, is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD.

ITEM 8.01   OTHER EVENTS

     On November 15, 2006, we filed an amendment to our Certificate of Incorporation to implement stock transfer restrictions to preserve our unrestricted use of our net operating loss carry forwards.

     On November 27, 2006, we filed an amendment to our Certificate of Incorporation changing our name to "RadNet, Inc." effecting a one for two reverse stock split and changing our authorized capitalization. The amendments were approved at our stockholder meeting on November 15, 2006.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

     (C)  EXHIBITS.

EXHIBIT
NUMBER                              DESCRIPTION OF EXHIBIT
---------      -----------------------------------------------------------------
3.1            Amendment to the Certificate of Incorporation.
3.2            Amendment to the Certificate of Incorporation.
99.1           Press Release, dated November 27, 2006, issued by Primedex Health
               Systems, Inc.


     The information in Item 7.01 of this Form 8-K, including exhibit 99.1 attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Form 8-K, including exhibit 99.1 attached hereto, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.

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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                              DESCRIPTION OF EXHIBIT
---------      -----------------------------------------------------------------
3.1            Amendment to the Certificate of Incorporation.
3.2            Amendment to the Certificate of Incorporation.
99.1           Press Release, dated November 27, 2006, issued by Primedex Health
               Systems, Inc.


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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 27, 2006                      RADNET, INC.


                                       /s/ Jeffrey L. Linden
                                       -----------------------------------
                                       Jeffrey L. Linden
                                       VICE PRESIDENT